Vanguard Short-Term Federal Fund Investment Strategy - Retail Prospectus [Member] - Vanguard Short-Term Federal Fund	Jan. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund expects to maintain a dollar-weighted average maturity of 1 to 4 years.The Fund may invest in derivatives such as options, futures contracts, or swap agreements, or may enter into To Be Announced (“TBA”) transactions. The Fund also may take short positions in certain derivatives or in TBA mortgage-backed securities.